Exhibit 10.2(B)
SECOND AMENDMENT TO SUBLEASE
This Second Amendment to the Sublease (this “Second Amendment”) is effective as of this 15 day of FEBRUARY , 2017, between Seattle Biomedical Research Institute, a Washington nonprofit corporation ("Sublandlord"), and Juno Therapeutics, Inc., a Delaware corporation (“Subtenant”) with reference to the following facts:

RECITALS

A.    Subtenant and Sublandlord entered into that certain Sublease between the parties, dated November 20, 2014 (the “Sublease”), as amended by that certain First Amendment dated February 11, 2015, for the sublease by Subtenant of Sublease Premises located on the second floor in the building located at 307 Westlake Avenue North, Seattle, Washington.

B.    Subtenant desires to extend the Sublease for a term of three months.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenant herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Sublandlord and Subtenant agree that Sublandlord has offered, and Subtenant has accepted, an Extension of the Sublease and that the Sublease Extension Term shall commence June 30, 2017 and shall expire on September 30, 2017.

2.    The Monthly Rent for the Sublease Extension Term shall be as follows:

Period	Annual Rate Per Square Foot	Monthly Rent
July 1, 2017 - September 30, 2017	$45.90	$68,237.07

3.    The section in paragraph 2, which states

“Subtenant may terminate this Sublease with respect to all, but not less than all, of the Sublease Premises effective any date following March 31, 2016 by providing one hundred and twenty (120) days prior written notice of its election to early terminate this Sublease to the Sublandlord.”

is hereby deleted and Subtenant shall have no right to early termination of the Sublease.

4.    On June 1, 2017, the sentence in section 3.1 of the Sublease stating

“Monthly Rent for any partial month at the beginning or the end of the

Term shall be prorated in proportion to the number of days in such month.”

shall be deleted and Subtenant shall not be entitled to prorations of Monthly Rent or Additional Rent subsequent to June 1, 2017.

5.    Each party executing this Second Amendment represents and warrants that the person signing below on its behalf is duly authorized and empowered to execute the Second Amendment, and does so as the act and on behalf of the party indicated below. This Second Amendment may be executed in counterparts and may be delivered electronically.

6.    Except as modified by this Second Amendment, the terms and provisions of the Sublease are hereby ratified and confirmed and are and shall remain in full force and effect. Should any inconsistency arise between this Second Amendment and the Sublease as to the specific matters that are the subject of this Second Amendment, the terms of this Second Amendment shall control.

7.    This Second Amendment shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns.

8.    Capitalized terms used herein and not otherwise defined in this Second Amendment shall have the meanings given in the Sublease.

IN WITNESS WHEREFOR, the parties have executed this Second Amendment.

SUBLANDLORD:

Seattle Biomedical Research Institute,
a Washington nonprofit corporation

By:    /s/ Kent Irwin
Name:    KENT IRWIN
Title:    SENIOR DIRECTOR,
OPERATIONS & FACILITIES

SUBTENANT:

Juno Therapeutics, Incorporated,
a Delaware corporation
By:    /s/ Andy Walker
Name:    Andy Walker
Title:    SVP, Technical Operations

STATE OF WASHINGTON    )
) ss.
COUNTY OF King     )

I certify that I know or have satisfactory evidence that Kent Irwin is the person who appeared before me, and said person acknowledged that s/he signed this instrument, on oath stated that s/he was authorized to execute the instrument and acknowledged it as the Sr Director Operations & Facilities of Seattle Biomedical Research Institute to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 2/28/2017

[stamp]	/s/ Katherine E. Weybright Notary Public Print Name Katherine E. Weybright My commission expires 3/26/18
(Use this space for notarial stamp/seal

STATE OF Washington     )
) ss.
COUNTY OF King     )

I certify that I know or have satisfactory evidence that Andy Walker is the person who appeared before me, and said person acknowledged that s/he signed this instrument, on oath stated that s/he was authorized to execute the instrument and acknowledged it as the SVP, Tech Ops/Manuf. of Juno Therapeutics, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: 2/15/17

[seal]	/s/ Patricia Grossbard Notary Public Print Name Patricia Grossbard My commission expires 5/12/20
(Use this space for notarial stamp/seal)

3